Supplemental Financial Data Supplemental Financial Data WESCO Second Quarter 2011 July 21, 2011 Exhibit 99.2

Safe Harbor Statement
Note: All statements made herein that are not historical facts should be considered as “forward-
looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such
statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, debt level, changes in general economic conditions, fluctuations in interest rates, increases in raw materials and labor costs, levels of competition and other factors described in detail in Form 10-K for WESCO International, Inc. for the year ended December 31, 2010 and any subsequent filings with the Securities & Exchange Commission. Any numerical or other representations in this presentation do not represent guidance by management and should not be construed as such.

Second Quarter 2011 Results
Q2 Outlook Provided Second Quarter 2011 Performance
Sales growth expected to be at or
above 21% year-over-year including
acquisitions
Sales growth of 21% versus prior
year; sales up 6.5% sequentially;
organic sales growth of 12.7% versus
prior year
Gross margin expected to be at or
above 19.6%
Gross margin of 20.1%, up 80 basis
points over prior year
Operating margin expected to be at
or above 4.8%
Operating margin of 5.6%, up 150
basis points versus prior year
Tax rate expected to be in the range
of 30%
Effective tax rate of 29.4%

Organic Sales Analysis Versus Prior Year
----------------------- 2010 ----------------------- 2011 2011
Q1 Q2 Q3 Q4 Full Year Q1 Q2
Consolidated Sales Growth (2.6%) 8.6% 14.9% 17.6% 9.5% 24.6% 21.1%
F/X (1.8%) (1.9%) (0.9%) (0.7%) (1.3%) (1.1%) (1.0%)
Acquisitions 0 0 (0.7%) (1.1%) (0.4%) (7.0%) (7.4%)
(4.4%) 6.7% 13.3% 15.8% 7.8% 16.5% 12.7%
1.5% 3.0% 2.5% 3.0% 2.5% 3.5% 3.0%
Organic Sales Growth
Management Estimated Price Impact

End Market
Q2 2011
vs.
Q2 2010
Q2 2011
vs.
Q1 2011
Comments
WESCO Core 13.7% 6.3%
Industrial 18.4% 4.9%
• 10 of 16 Global Account industry verticals grew double digits in the first half
• Strong bidding activity continues; Global Accounts and Integrated Supply opportunity pipeline now $2.0+ billion
• Macro indicators point to continued industrial expansion and future capital expenditures
Construction 12.7% 9.0%
• Backlog up 21% over last year and up 16% sequentially since year-end
• US construction sales up 12% over last year
• Non-residential construction market appears to be stabilizing; recovery expected to begin in the next 12 to 24 months
Utility 6.1% 9.1%
• Pricing environment remains challenging
• Recovery in utility spending anticipated; driven by increasing power demand, high voltage and alternative power projects
• Utility distribution grid spending beginning to improve
Commercial,
Institutional,
Government (CIG)
3.4% 0.7%
• Construction and CIG sales to government agencies and government contractors were up 25%
• Stimulus programs continue – Rural Broadband and certain DOE projects are beneficiaries
• $400+ million government and stimulus opportunity pipeline
Second Quarter 2011 End Market Comments
Core year-over-year and sequential quarterly sales comparisons
Note: YOY excludes Potelcom, TVC and RECO results; sequential excludes RECO results
• Fourth consecutive quarter of year-over-year double digit organic sales growth
• 5% sequential growth on a sales per workday basis
• Sales for all six product categories grew double digits in the first half

Key Financial Metrics
12/31/2010 6/30/2011
Liquidity $338 million $414 million
Full Year and First Half Free Cash
Flow $112 million $7 million
Financial Leverage
(Pro Forma including
TVC TTM EBITDA)
3.5x 2.9x
Financial Leverage
(Par Value Debt with
Reported EBITDA)
3.9x 3.1x
($Millions)
Outstanding at
December 31, 2010
Outstanding at
June 30, 2011
Debt
Maturity Schedule
AR Securitization
(V)
$370 $380 2013
Inventory Revolver
(V)
$0 $18 2013
Real Estate Mortgage
(F)
$39 $38 2013
2017 Bonds
(F)
$150 $150 2017
2029 Convertible Bonds
(F)
$345 $345 2029 (No Put)
Other
(F) $5 $5 N/A
Total Debt $909 $936
Capital Structure
V= Variable Rate Debt
F= Fixed Rate Debt
1= Asset-backed facilities total available plus invested cash
1

Q4 07
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11

Quarterly Proforma Financial Leverage 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 Target leverage is 2.0 to 3.5 7

8 Number of Work Days by Quarter Q1 Q2 Q3 Q4 FY 2010 63 64 64 64 255 2011 63 64 64 63 254

Convertible Debt as of June 30, 2011
($ millions)
Year
2029
Bond
2011 $2.4
2012 $2.7
2013 $3.1
Convertible Debentures
(000s)
Maturity
Par Value
of Debt
Debt
Discount
Debt per
Balance
Sheet
2026 $ 221 $ 0 221
2029 $ 345,000 $ (177,216) $ 167,784
Total $ 345,221 $ (177,216) $ 168,005
($3.7 with FIN 48)
(1)
(1)  Year-to-date 2011 results include $1.3 million
of non-cash interest related to FIN 48 entries.
GAAP vs. Non-GAAP
Debt Reconciliation
Non-Cash Interest Expense Schedule

Convertible Debt and SARs/Options EPS Dilution
Weighted Average Quarterly Share Count
Stock Price
Incremental Shares from
2029 Convertible Debt
(in millions)
Incremental Shares from
SARs/Option Awards
(in millions)
Total Diluted Share Count
(in millions)
$50.00 5.05 1.18 49.42
Q2 2011 Average  ($56.12) 5.80 1.33 50.32
$60.00 6.20 1.41 50.80
$75.00 7.35 1.82 52.36
$100.00 8.50 2.21 53.90
2029 Convertible Debt Details
Conversion Price $28.8656
Conversion Rate 34.6433
Underlying Shares 11,951,939
Footnotes:
2029 Convertible Debenture
1000/28.8656
$345 million/28.8656
(Underlying Shares x Avg. Quarterly Stock Price) minus $345 million
Avg. Quarterly Stock Price
Basic Share Count of 43.06 million shares
4
3
1
2
3
4
1
2

Q3 Outlook
Category Q3 2011 Expectations
Sales Growth
Total growth expected to be at or above 18% year-over-year and 2.5%
sequentially, assuming stable pricing and foreign exchange rates
Gross Margins Expected to be at or above 19.8%, up 30 basis points versus prior year
Operating Margins Expected to be at or above 5.4%
Effective Tax Rate Expected to be approximately 30% - 32%

2011 Full Year Outlook
Category
2011 Expectations
(Revised April 21, 2011)
2011 Expectations
(Revised July 21, 2011)
Sales Growth
Expected to be at or above 17% including
acquisitions;  Pricing and F/X rates
assumed consistent with Q1 levels
Expected to be at or above 19%
including acquisitions;  Pricing and F/X
rates assumed consistent with first half
levels
Gross Margins Expected to be at or above 19.7% Expected to be at or above 19.9%
Operating Margins Expected to be at or above 4.9% Expected to be at or above 5.1%
Effective Tax Rate
Expected to be in the range of 29% to
30% levels
Expected to be in the range of
29% to 31%
Cash Flow
Expected to be at least 80% of net
income
No change